UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 24, 2005

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

     On October 24, 2005, First Montauk Financial Corp. (the "Company," "we" or "us") and Olympic Cascade Financial Corporation ("Olympic") jointly announced that they have agreed to terminate the Amended and Restated Agreement and Plan of Merger, dated as of June 27, 2005 (the "Amended and Restated Merger Agreement") by and among the Company, Olympic, and OLY Acquisition Corporation, a wholly owned subsidiary of the Company.

     Under the terms of the letter agreement (the "Termination Agreement") terminating the Amended and Restated Merger Agreement, the parties shall have no further obligation to each other arising out of the Merger Agreement, the Merger, and the transactions contemplated thereby, and each party agrees to bear its own expenses.

     The foregoing description of the Termination Agreement and the Amended and Restated Merger Agreement is qualified in its entirety by reference to the Termination Agreement, the Company's joint press release with Olympic announcing the termination of the proposed Merger and Amended and Restated Merger Agreement. The Termination Agreement and the press release are each filed as an exhibit to this report and are incorporated herein by reference. The Amended and Restated Merger Agreement was filed as an Exhibit to the Company's Form 8-K dated June 27, 2005 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

     On October 24, 2005, the Company and Olympic issued a joint press release announcing the termination of the Amended and Restated Agreement and Plan of Merger. A copy of the press release is filed as an exhibit herewith.

Item 9.01     Financial Statements and Exhibits

              Exhibit

              10.1* Amended and Restated Agreement and Plan of Merger, dated June 27, 2005, by and among First Montauk Financial Corp, OLY Acquisition Corporation and Olympic Cascade Financial Corporation.

              10.2 Letter Agreement dated as of October 24, 2005 terminating the Amended and Restated Agreement and Plan of Merger, dated June 27, 2005, by and among Olympic Cascade Financial Corporation, OLY Acquisition Corporation and First Montauk Financial Corp.

              99.1         Press Release dated October 24, 2005

              *Incorporated by reference from Form 8-K, Current Report, dated
               June 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST MONTAUK FINANCIAL CORPORATION


                                        By:  /s/ Victor K. Kurylak,
                                           ------------------------------------
                                           Victor K. Kurylak
                                           President and Chief Executive Officer

Dated: October 25, 2005

                                 [Exhibit 10.2]


                                [GRAPHIC OMITTED]

October 24, 2005


Victor K. Kurylak
First Montauk Financial Corp.
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, NJ 07701

Dear Victor:

Reference is made to that certain Amended and Restated Agreement and Plan of Merger dated as of June 27, 2005 by and among First Montauk Financial Corp. ("First Montauk"), Olympic Cascade Financial Corporation ("Olympic") and OLY Acquisition Corp. (the "Merger Agreement"). All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement.

Pursuant to Section 9.1(a) of the Merger Agreement, Olympic and First Montauk hereby agree to terminate the Agreement effective as of the date hereof. Accordingly, the parties shall have no further obligation to each other arising out of the Merger Agreement, the Merger, and the transactions contemplated thereby, and each party agrees to bear all of its own expenses, notwithstanding the provisions of Section 7.7.

                               Very truly yours,

                               Olympic Cascade Financial Corporation


                               By: /s/ Mark Goldwasser
                                   ----------------------------------------
                                   Name:  Mark Goldwasser
                                   Title:  President and Chief Executive Officer


Agreed and Accepted:

First Montauk Financial Corp.


By: /x/ Victor K. Kurylak
    -------------------------------------
    Name:  Victor K. Kurylak
    Title: President and Chief Executive Officer

                                 [Exhibit 99.1]


[GRAPHIC OMITTED]                                            [GRAPHIC OMITTED]



                          First Montauk Financial Corp.
                    and Olympic Cascade Financial Corporation
                   Mutually Agree to Terminate Proposed Merger

October 24, 2005 -- Red Bank, NJ and New York, NY -- First Montauk Financial Corp. (OTCBB: FMFK) and Olympic Cascade Financial Corporation (OTCBB: OLYD) announced today that they have mutually agreed to terminate their proposed merger.


First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ. First Montauk conducts securities brokerage, insurance, investment banking and advisory business with approximately 61,000 retail and institutional accounts.

Olympic Cascade Financial Corporation is a holding company for National Securities Corporation, based in Seattle, Washington. National Securities conducts securities brokerage, and investment banking business with approximately 55,000 retail and institutional accounts.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This press release may contain certain statements of a forward-looking nature relating to future events or future business performance. Any such statements that refer to the Company's estimated or anticipated future results or other non-historical facts are forward-looking and reflect the Company's current perspective of existing trends and information. These statements involve risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, risks and uncertainties detailed in each Company's Securities and Exchange Commission filings, including each Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The forward-looking statements speak only as of the date of this release. Each of the Companies undertake no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.




Contact:
First Montauk Financial Corp.           Olympic Cascade Financial Corp.
Victor K. Kurylak, CEO and Pres.        Mark Goldwasser, CEO and Pres.
(800) 876-3672, ext. 4230               (212) 417-8210 info@montaukfinancial.com